UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
AVANIR PHARMACEUTICALS, INC.
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*** Exercise Your Meeting Information Right to Vote *** — Meeting Type: Annual Meeting For holders as of: December 17, 2010 Date: February 8, 2011 Time: 9:00 AM Pacific Time Location: Island Hotel 690 Newport Center Drive Newport Beach, California Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 8, 2011. AVANIR PHARMACEUTICALS, INC. M28673-P04351 AVANIR PHARMACEUTICALS, INC. 101 ENTERPRISE, SUITE 300 ALISO VIEJO, CA 92656 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2010 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. M28674-P04351 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 25, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M28675-P04351 Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: 01) Stephen G. Austin 02) Dennis G. Podlesak The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of KMJ Corbin & Company, LLP as independent registered public accounting firm for the fiscal year ending September 30, 2011. 3. Advisory (non-binding) vote on the Company’s executive compensation. The Board of Directors has not provided a recommendation on the following proposal: 4. Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation. NOTE: Transaction of any other business that may properly come before the meeting or any adjournment or adjournments thereof.

M28676-P04351